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                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934

                          Date of Report (Date of earliest event reported): June 1, 2001

                                        SOUTHERN CALIFORNIA EDISON COMPANY
                              (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-2313                              95-1240335
     (State or principal jurisdiction of          (Commission file                       (I.R.S. employer
       incorporation or organization)                  number)                          identification no.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-1212
                               (Registrant's telephone number, including area code)

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Items 1 through 4, 6, 8 and 9 are not included because they are inapplicable.

Item 5.  Other Events

Southern California Edison Company (SCE) failed to pay $200 million of principal that was due at the maturity of its senior unsecured notes, 6-1/2% Series, on June 1, 2001.  SCE paid accrued interest on the notes on June 1, 2001, and intends to make semiannual payments of accrued interest on June 1 and December 1 of each year until the principal amount of the notes is paid.  Under the indenture for SCE's senior unsecured notes, the failure to pay principal when due was an immediate event of default as to the 6-1/2% Series.  SCE has previously failed to pay when due $200 million of principal of one other series of unsecured notes and $531 million of principal of commercial paper notes.  Under the indenture, SCE's failure to pay any obligation for borrowed money in an aggregate amount in excess of $10 million constitutes an event of default with respect to all of the senior unsecured notes if not cured within 30 days after notice from the trustee or the holders of 25% in principal amount of the outstanding notes.  No such notices have been received by SCE with respect to the above-described failures to pay principal.  If a notice is received, SCE would likely be unable to cure the nonpayments, and an event of default would occur.  Upon an event of default, the trustee or the holders of 25% in principal amount of the outstanding notes could declare the outstanding principal amount of all the notes (approximately
$2.5 billion) to be immediately due and payable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Not applicable

                                                    SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 SOUTHERN CALIFORNIA EDISON COMPANY
                                                            (Registrant)

                                                         KENNETH S. STEWART
                                                 -------------------------------------------------
                                                         KENNETH S. STEWART
                                                 Assistant General Counsel and Assistant Secretary

June 5, 2001